UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22092

Oppenheimer Global Value Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 10/31/2012

Item 1. Reports to Stockholders.

10	31	2012

SEMIANNUAL REPORT

Oppenheimer Global Value Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/12

	Class A Shares of the Fund		MSCI World Index
	Without Sales Charge	With Sales Charge
6-Month	1.99%	–3.88%	1.77%
1-Year	9.32	3.04	9.45
5-Year	0.66	–0.52	–2.87
Since Inception (10/1/07)	0.93	–0.24	–2.42

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods less than one year are cumulative and not annualized.

2	OPPENHEIMER GLOBAL VALUE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 1.99% during the six-month reporting period ended October 31, 2012, outperforming the MSCI World Index (the “Index”), which returned 1.77%. Positive contributions to return were led by investments in the materials, health care and utilities sectors. The Fund received a negative contribution to return from the industrials sector.

MARKET OVERVIEW

During the reporting period, global equity markets generally experienced muted gains despite sustained macroeconomic concerns. The period began in the midst of a volatile time for global markets. The fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe drove negative market sentiment, particularly over May and June. Very high unemployment, soaring debt and higher borrowing costs in Greece, Spain and Italy contributed to serious questions over how to implement austerity measures, restructure debt or instead take a different tact and provide some or all of those countries with additional funds. Perhaps most worrisome of all to investors was the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency. In the U.S., slower than expected first quarter growth also contributed to a sell-off in the U.S. stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs.

The markets generally rallied for the remainder of the reporting period, as increased stimulus measures taken by the European Central Bank (ECB) and the U.S. Federal Reserve (the “Fed”) helped boost global equity markets during the third quarter. The ECB committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under the plan, these and other members of the European Union (excluding Greece) will be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs. In the U.S., the Fed introduced a third round of quantitative easing (QE3), under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. While these actions boosted the markets during the reporting period, a number of concerns throughout the globe remained, including slowing growth in China, continued European debt concerns and worries over the so-called fiscal cliff in the U.S. as politicians began discussions over expiring tax cuts and revenue shortfalls.

OPPENHEIMER GLOBAL VALUE FUND	3

FUND PERFORMANCE

During the period, the strongest performing holdings of the Fund were consumer discretionary stocks Supergroup plc and Cablevision Systems Corp. Supergroup is a U.K. retailer of youth clothing. We established a position at an attractive price in April 2012 following the announcement of a financial restatement that caused its stock price to decline. Shares of Supergroup subsequently rallied on strong earnings results. Cablevision Systems is a cable and telecommunications provider in the New York metropolitan area. The company continued to add phone and broadband subscribers. It also focused on increasing broadband speeds and expanding WiFi access. Also benefiting performance were information technology holdings So-Net Entertainment Corp. and Blinkx plc. So-Net Entertainment is a Japan-based stock that was acquired by Sony at a 63% premium to the previous price. We had purchased So-Net over a year earlier at a price we believed represented an opportunity for meaningful appreciation. The return exceeded our minimum expectations. Blinkx is a leading video search firm that benefited from strong growth in video advertising and consumers’ increased ability to watch videos online through devices such as smartphones and the expansion of high-speed broadband networks.

The most significant detractor from performance was consumer discretionary stock Federal-Mogul Corp., which is a global automotive supplier and one of the leading engine-parts suppliers in the U.S. Despite what we view as a positive restructuring of its business and its balance sheet, Federal-Mogul was hurt as sales weakened due to the slowdown in the European automobile market. Also among the detractors from performance were information technology stocks Universal Display Corp. and Temenos Group AG and financials company Citigroup, Inc., each of which we exited during the period.

STRATEGY & OUTLOOK

We remain focused on seeking good durable businesses that we believe have large disparities between value and price in our favor, and strong management teams. Ongoing global macroeconomic turmoil has created a significant amount of concern. Despite all the macroeconomic noise, our attention remains, as ever, focused on business value relative to the share prices. We spend a great deal of time focusing on the gap between these two things. We continue to seek to take advantage of significant price dislocations created during this noise by building positions in companies that we believe have a large disparity between value and price.

Randall C. Dishmon Portfolio Manager

4	OPPENHEIMER GLOBAL VALUE FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
Griffon Corp.	4.3%
Telephone & Data Systems, Inc.	3.6
Cablevision Systems Corp. New York Group, Cl. A	3.5
Blinkx plc	3.5
Viacom, Inc., Cl. B	3.3
Federal-Mogul Corp.	2.9
Google, Inc., Cl. A	2.9
Forest City Enterprises, Inc., Cl. A	2.8
National Fuel Gas Co.	2.7
Bank of America Corp.	2.7

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2012, and are based on net assets.

TOP TEN GEOGRAPHICAL HOLDINGS
United States	60.4%
Germany	10.6
United Kingdom	10.3
France	5.2
Japan	4.6
Sweden	1.9
China	1.6
Canada	1.6
Denmark	1.5
Portugal	1.3

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2012, and are based on the total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2012, and are based on the total market value of investments.

OPPENHEIMER GLOBAL VALUE FUND	5

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (GLVAX)	10/1/07	1.99%	9.32%	0.66%	0.93%
Class C (GLVCX)	10/1/07	1.54%	8.41%	–0.11%	0.16%
Class I (GLVIX)	8/28/12	N/A	N/A	N/A	4.43%
Class N (GLVNX)	10/1/07	1.80%	8.98%	0.41%	0.67%
Class Y (GLVYX)	10/1/07	2.08%	9.59%	1.00%	1.27%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE
	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (GLVAX)	10/1/07	–3.88%	3.04%	–0.52%	–0.24%
Class C (GLVCX)	10/1/07	0.54%	7.41%	–0.11%	0.16%
Class I (GLVIX)	8/28/12	N/A	N/A	N/A	4.43%
Class N (GLVNX)	10/1/07	0.80%	7.98%	0.41%	0.67%
Class Y (GLVYX)	10/1/07	2.08%	9.59%	1.00%	1.27%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Returns for periods less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the MSCI World Index, an index of issuers listed on the stock exchanges of a select number of foreign countries and the U.S. The Index is unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

6	OPPENHEIMER GLOBAL VALUE FUND

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER GLOBAL VALUE FUND	7

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	OPPENHEIMER GLOBAL VALUE FUND

Actual	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During 6 Months Ended October 31, 2012[1,2]
Class A	$1,000.00	$1,019.90	$6.90
Class C	1,000.00	1,015.40	10.98
Class I	1,000.00	1,044.30	1.64
Class N	1,000.00	1,018.00	8.43
Class Y	1,000.00	1,020.80	5.31

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.40	6.89
Class C	1,000.00	1,014.37	10.97
Class I	1,000.00	1,020.67	4.59
Class N	1,000.00	1,016.89	8.42
Class Y	1,000.00	1,019.96	5.31

1. Actual expenses paid for Classes A, C, N & Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses paid for Class I are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 65/365 to reflect the period from August 28, 2012 (inception of offering) to October 31, 2012.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended October 31, 2012 for Classes A, C, N & Y and for the period from August 28, 2012 (inception of offering) to October 31, 2012 for Class I are as follows:

Class	Expense Ratios
Class A	1.35%
Class C	2.15
Class I	0.90
Class N	1.65
Class Y	1.04

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER GLOBAL VALUE FUND	9

STATEMENT OF INVESTMENTS    October 31, 2012 / Unaudited

	Shares	Value
Common Stocks—99.9%
Consumer Discretionary—29.6%
Auto Components—9.1%
BorgWarner, Inc.[1]	23,960	$1,577,047
Dana Holding Corp.	120,813	1,589,899
ElringKlinger AG	22,982	638,058
Federal-Mogul Corp.[1]	329,633	2,485,433
SAF-Holland SA1	102,091	661,623
Tenneco, Inc.[1]	31,000	947,050

		7,899,110
Hotels, Restaurants & Leisure—1.1%
Sportingbet plc	1,111,810	959,895
Internet & Catalog Retail—1.3%
Rakuten, Inc.	127,300	1,144,951
Media—12.4%
AMC Networks, Inc., Cl. A1	20,720	968,038
Cablevision Systems Corp. New York Group, Cl. A	175,575	3,058,517
Fisher Communications, Inc.	32,519	820,780
Madison Square Garden, Inc. (The), Cl. A1	43,690	1,798,280
Viacom, Inc., Cl. B	56,360	2,889,577
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	369,881	1,173,137

		10,708,329
Multiline Retail—1.1%
PPR	5,160	907,240
Specialty Retail—3.2%
SuperGroup plc[1]	133,420	1,439,335
Tiffany & Co.	21,650	1,368,713

		2,808,048
Textiles, Apparel & Luxury Goods—1.4%
Christian Dior SA	8,500	1,220,156
Consumer Staples—9.8%
Beverages—3.7%
Diageo plc	64,375	1,839,820
Monster Beverage Corp.[1]	12,000	536,040
Pernod-Ricard SA	8,000	860,950

		3,236,810

	Shares	Value
Food Products—5.6%
KWS Saat AG	7,336	$2,103,756
Mead Johnson Nutrition Co., Cl. A	34,130	2,104,456
Smart Balance, Inc.[1]	50,000	595,000

		4,803,212
Personal Products—0.5%
Dr. Ci:Labo Co. Ltd.	133	427,839
Financials—14.3%
Capital Markets—2.3%
Guoco Group Ltd.	95,000	877,672
WisdomTree Investments, Inc.[1]	178,130	1,141,813

		2,019,485
Commercial Banks—1.7%
BNP Paribas SA	29,850	1,510,350
Diversified Financial Services—4.2%
Bank of America Corp.	250,943	2,338,789
Kinnevik Investment AB, Cl. B	68,547	1,309,368

		3,648,157
Insurance—3.3%
Assured Guaranty Ltd.	116,263	1,614,893
MBIA, Inc.[1]	123,610	1,223,739

		2,838,632
Real Estate Management & Development—2.8%
Forest City Enterprises, Inc., Cl. A1	150,991	2,423,406
Health Care—3.0%
Health Care Providers & Services—2.1%
Metropolitan Health Networks, Inc.[1]	167,040	1,825,747
Pharmaceuticals—0.9%
Santen Pharmaceutical Co. Ltd.	17,300	757,403
Industrials—9.3%
Building Products—4.3%
Griffon Corp.	365,470	3,709,521
Machinery—4.2%
Haldex AB	80,000	349,761

10	OPPENHEIMER GLOBAL VALUE FUND

	Shares	Value
Machinery Continued
Klein, Schanjlin & Becker AG, Preference	4,393	$2,101,069
Navistar International Corp.[1]	66,373	1,244,494

		3,695,324
Trading Companies & Distributors—0.8%
Brenntag AG	5,220	657,913
Information Technology—17.7%
Electronic Equipment, Instruments & Components—1.7%
Hoya Corp.	22,300	451,419
RealD, Inc.[1]	112,140	1,048,509

		1,499,928
Internet Software & Services—9.6%
Baidu, Inc., ADR[1]	12,730	1,357,273
Blinkx plc[1]	2,613,200	3,015,215
eBay, Inc.[1]	31,008	1,497,376
Google, Inc., Cl. A1	3,640	2,474,363

		8,344,227
IT Services—2.2%
Wirecard AG	81,243	1,856,483
Software—4.2%
Globo plc[1]	1,491,200	556,490
Guidance Software, Inc.[1]	67,540	822,637
Montise plc[1]	300,000	179,128
TiVo, Inc.[1]	192,019	1,948,993
Zynga, Inc.[1]	73,890	166,253

		3,673,501
Materials—4.0%
Chemicals—4.0%
Chr. Hansen Holding AS	41,392	1,297,422
Fuchs Petrolub AG, Preference	16,200	1,143,524
Monsanto Co.	12,000	1,032,840

		3,473,786
Telecommunication Services—9.5%
Diversified Telecommunication Services—1.1%
Avanti Communications Group plc[1]	221,955	956,347

	Shares	Value
Wireless Telecommunication Services—8.4%
NII Holdings, Inc.[1]	65,000	$518,050
Rogers Communications, Inc., Cl. B	30,692	1,347,221
Softbank Corp.	39,500	1,250,363
Telephone & Data Systems, Inc.	123,932	3,082,189
United States Cellular Corp.[1]	30,290	1,120,427

		7,318,250
Utilities—2.7%
Gas Utilities—2.7%
National Fuel Gas Co.	45,150	2,379,404
Total Investments, at Value (Cost $78,867,565)	99.9%	86,703,454
Other Assets Net of Liabilities	0.1	85,268

Net Assets	100.0%	$86,788,722

Footnotes to Statement of Investments

1. Non-income producing security.

OPPENHEIMER GLOBAL VALUE FUND	11

STATEMENT OF INVESTMENTS    Continued

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2012 by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliate securities held by the Fund as of October 31, 2012. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares April 30, 2012	Gross Additions	Gross Reductions	Shares October 31, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	1,163,622	12,178,799	13,342,421	—

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$—	$414

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$52,352,273	60.4%
Germany	9,162,426	10.6
United Kingdom	8,946,230	10.3
France	4,498,696	5.2
Japan	4,031,975	4.6
Sweden	1,659,129	1.9
China	1,357,273	1.6
Canada	1,347,221	1.6
Denmark	1,297,422	1.5
Portugal	1,173,137	1.3
Hong Kong	877,672	1.0

Total	$86,703,454	100.0%

Spot Currency Exchange Contracts as of October 31, 2012 are as follows:
Broker/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Depreciation
Bank of America
British Pound Sterling (GBP)	Sell	1	GBP	11/1/12	$854	$6

See accompanying Notes to Financial Statements.

12	OPPENHEIMER GLOBAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES     October 31, 2012 / (Unaudited)

Assets
Investments, at value (cost $78,867,565)—see accompanying statement of investments	$86,703,454
Receivables and other assets:
Shares of beneficial interest sold	564,880
Dividends	59,529
Investments sold	10,812
Other	7,418
Total assets	87,346,093
Liabilities
Bank overdraft	192,544
Unrealized depreciation on foreign currency exchange contracts	6
Payables and other liabilities:
Shares of beneficial interest redeemed	269,999
Investments purchased	43,025
Distribution and service plan fees	15,142
Transfer and shareholder servicing agent fees	13,027
Shareholder communications	962
Trustees’ compensation	362
Other	22,304
Total liabilities	557,371
Net Assets	$86,788,722
Composition of Net Assets
Par value of shares of beneficial interest	$2,921
Additional paid-in capital	86,415,471
Accumulated net investment income	223,756
Accumulated net realized loss on investments and foreign currency transactions	(7,688,670)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	7,835,244
Net Assets	$86,788,722

OPPENHEIMER GLOBAL VALUE FUND	13

STATEMENT OF ASSETS AND LIABILITIES    Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $60,354,595 and 2,026,987 shares of beneficial interest outstanding)	$29.78
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$31.60
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,543,236 and 362,168 shares of beneficial interest outstanding)	$29.11
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,441 and 349 shares of beneficial interest outstanding)	$29.95
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,098,162 and 37,229 shares of beneficial interest outstanding)	$29.50
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $14,782,288 and 493,817 shares of beneficial interest outstanding)	$29.93

See accompanying Notes to Financial Statements.

14	OPPENHEIMER GLOBAL VALUE FUND

STATEMENT OF OPERATIONS    For the Six Months Ended October 31, 2012 / (Unaudited)

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $52,856)	$919,594
Affiliated companies	414
Interest	17
Other income	444
Total investment income	920,469
Expenses
Management fees	313,964
Distribution and service plan fees:
Class A	64,198
Class C	47,095
Class N	2,600
Transfer and shareholder servicing agent fees:
Class A	56,635
Class C	12,765
Class I	1
Class N	1,681
Class Y	11,389
Shareholder communications:
Class A	10,264
Class C	2,350
Class Y	1,825
Custodian fees and expenses	1,768
Administration service fees	750
Trustees’ compensation	465
Other	26,966
Total expenses	554,716
Less waivers and reimbursements of expenses	(3,893)
Net expenses	550,823
Net Investment Income	369,646
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies	(3,807,072)
Foreign currency transactions	(293,912)
Net realized loss	(4,100,984)
Net change in unrealized appreciation/depreciation on:
Investments	5,177,117
Translation of assets and liabilities denominated in foreign currencies	253,389
Net change in unrealized appreciation/depreciation	5,430,506
Net Increase in Net Assets Resulting from Operations	$1,699,168

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL VALUE FUND	15

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012
Operations
Net investment income (loss)	$369,646	$(187,321)
Net realized loss	(4,100,984)	(3,044,874)
Net change in unrealized appreciation/depreciation	5,430,506	(424,593)
Net increase (decrease) in net assets resulting from operations	1,699,168	(3,656,788)
Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Class A	—	(134,605)
Class C	—	(25,986)
Class I	—	—
Class N	—	(3,707)
Class Y	—	(33,822)
	—	(198,120)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	3,167,900	26,543,452
Class C	1,201,855	5,530,559
Class I	10,000	—
Class N	(198,684)	697,089
Class Y	1,872,016	8,494,323
	6,053,087	41,265,423
Net Assets
Total increase	7,752,255	37,410,515
Beginning of period	79,036,467	41,625,952
End of period (including accumulated net investment income (loss) of $223,756 and $(145,890), respectively)	$86,788,722	$79,036,467

See accompanying Notes to Financial Statements.

16	OPPENHEIMER GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended October 31, 2012	Year Ended April 30,	Year Ended April 29,	Year Ended April 30,
Class A	(Unaudited)	2012	2011[1]	2010	2009	2008[2]

Per Share Operating Data
Net asset value, beginning of period	$29.20	$31.60	$26.18	$15.03	$23.93	$30.00
Income (loss) from investment operations:
Net investment income (loss)[3]	0.14 [4]	(.09)	(.16)	(.01)	.21	.14
Net realized and unrealized gain (loss)	0.44	(2.18)	5.58	11.33	(8.69)	(5.93)
Total from investment operations	0.58	(2.27)	5.42	11.32	(8.48)	(5.79)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	(.17)	(.34)	(.28)
Distribution from net realized gain	—	(.13)	—	—	—	—
Tax return of capital distribution	—	—	—	—	(.08)	—
Total dividends and/or distributions to shareholders	—	(.13)	—	(.17)	(.42)	(.28)
Net asset value, end of period	$29.78	$29.20	$31.60	$26.18	$15.03	$23.93
Total Return, at Net Asset Value[5]	1.99%	(7.16)%	20.70%	75.50%	(35.21)%	(19.33)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,355	$56,178	$32,944	$2,255	$1,279	$1,891
Average net assets (in thousands)	$54,466	$33,226	$ 8,939	$1,801	$1,391	$1,730
Ratios to average net assets:[6]
Net investment income (loss)	0.99%[4]	(0.33)%	(0.57)%	(0.04)%	1.23%	0.93%
Total expenses[7]	1.35%	1.41%	1.73%	3.95%	6.11%	3.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.35%	1.34%	1.40%	1.40%	1.40%	1.39%
Portfolio turnover rate	57%	62%	37%	85%	114%	74%

1. April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Net investment income per share and the net investment income ratio include $0.12 and 0.83%, respectively, resulting from a special dividend from Fisher Communications, Inc. in October 2012.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended October 31, 2012	1.35%
Year Ended April 30, 2012	1.41%
Year Ended April 29, 2011	1.73%
Year Ended April 30, 2010	3.95%
Year Ended April 30, 2009	6.11%
Period Ended April 30, 2008	3.64%

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL VALUE FUND	17

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended October 31, 2012	Year Ended April 30,	Year Ended April 29,	Year Ended April 30,
Class C	(Unaudited)	2012	2011[1]	2010	2009	2008[2]

Per Share Operating Data
Net asset value, beginning of period	$28.67	$31.26	$26.11	$15.01	$23.87	$30.00
Income (loss) from investment operations:
Net investment income (loss)[3]	.03 [4]	(.33)	(.37)	(.17)	.08	.01
Net realized and unrealized gain (loss)	.41	(2.13)	5.52	11.32	(8.64)	(5.91)
Total from investment operations	.44	(2.46)	5.15	11.15	(8.56)	(5.90)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	(.05)	(.24)	(.23)
Distribution from net realized gain	—	(.13)	—	—	—	—
Tax return of capital distribution	—	—	—	—	(.06)	—
Total dividends and/or distributions to shareholders	—	(.13)	—	(.05)	(.30)	(.23)
Net asset value, end of period	$29.11	$28.67	$31.26	$26.11	$15.01	$23.87
Total Return, at Net Asset Value[5]	1.54%	(7.84)%	19.73%	74.33%	(35.71)%	(19.70)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,543	$9,116	$3,824	$44	$26	$41
Average net assets (in thousands)	$ 9,377	$5,630	$ 745	$36	$29	$43
Ratios to average net assets:[6]
Net investment income (loss)	0.18%[4]	(1.19)%	(1.26)%	(0.79)%	0.50%	0.09%
Total expenses[7]	2.19%	2.26%	2.63%	9.28%	22.47%	6.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.15%	2.15%	2.15%	2.15%	2.15%	2.14%
Portfolio turnover rate	57%	62%	37%	85%	114%	74%

1. April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Net investment income per share and the net investment income ratio include $0.11 and 0.83%, respectively, resulting from a special dividend from Fisher Communications, Inc. in October 2012.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended October 31, 2012	2.19%
Year Ended April 30, 2012	2.26%
Year Ended April 29, 2011	2.63%
Year Ended April 30, 2010	9.28%
Year Ended April 30, 2009	22.47%
Period Ended April 30, 2008	6.92%

See accompanying Notes to Financial Statements.

18	OPPENHEIMER GLOBAL VALUE FUND

Period Ended October 31, 2012[1]
Class I	(Unaudited)

Per Share Operating Data
Net asset value, beginning of period	$28.68
Income (loss) from investment operations:
Net investment income[2]	.12 [3]
Net realized and unrealized gain	1.15

Total from investment operations	1.27
Dividends and/or distributions to shareholders:
Dividends from net investment income	—
Distributions from net realized gain	—
Tax return of capital distribution	—

Total dividends and/or distributions to shareholders	—
Net asset value, end of period	$29.95

Total Return, at Net Asset Value[4]	4.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11
Average net assets (in thousands)	$10
Ratios to average net assets:[5]
Net investment income	2.28%[3]
Total expenses[6]	0.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%
Portfolio turnover rate	57%

1. For the period from August 28, 2012 (inception of offering) to October 31, 2012. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.12 and 2.34%, respectively, resulting from a special dividend from Fisher Communications, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated funds were as follows:

Period Ended October 31, 2012	0.94%

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL VALUE FUND	19

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended October 31, 2012	Year Ended April 30,	Year Ended April 29,	Year Ended April 30,
Class N	(Unaudited)	2012	2011[1]	2010	2009	2008[2]

Per Share Operating Data
Net asset value, beginning of period	$28.98	$31.43	$26.11	$15.00	$23.91	$30.00
Income (loss) from investment operations:
Net investment income (loss)[3]	.09 [4]	(.17)	(.22)	(.06)	.17	.09
Net realized and unrealized gain (loss)	.43	(2.15)	5.54	11.30	(8.68)	(5.91)
Total from investment operations	.52	(2.32)	5.32	11.24	(8.51)	(5.82)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	(.13)	(.33)	(.27)
Distribution from net realized gain	—	(.13)	—	—	—	—
Tax return of capital distribution	—	—	—	—	(.07)	—
Total dividends and/or distributions to shareholders	—	(.13)	—	(.13)	(.40)	(.27)
Net asset value, end of period	$29.50	$28.98	$31.43	$26.11	$15.00	$23.91
Total Return, at Net Asset Value[5]	1.80%	(7.35)%	20.38%	75.09%	(35.37)%	(19.46)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,098	$1,279	$610	$44	$25	$41
Average net assets (in thousands)	$1,089	$ 763	$150	$36	$29	$43
Ratios to average net assets:[6]
Net investment income (loss)	0.66%[4]	(0.62)%	(0.78)%	(0.29)%	1.00%	0.59%
Total expenses[7]	1.65%	1.67%	3.21%	8.78%	21.94%	6.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.60%	1.65%	1.65%	1.65%	1.64%
Portfolio turnover rate	57%	62%	37%	85%	114%	74%

1. April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Net investment income per share and the net investment income ratio include $0.11 and 0.83%, respectively, resulting from a special dividend from Fisher Communications, Inc. in October 2012.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended October 31, 2012	1.65%
Year Ended April 30, 2012	1.67%
Year Ended April 29, 2011	3.21%
Year Ended April 30, 2010	8.78%
Year Ended April 30, 2009	21.94%
Period Ended April 30, 2008	6.42%

See accompanying Notes to Financial Statements.

20	OPPENHEIMER GLOBAL VALUE FUND

	Six Months Ended October 31, 2012	Year Ended April 30,	Year Ended April 29,	Year Ended April 30,
Class Y	(Unaudited)	2012	2011[1]	2010	2009	2008[2]

Per Share Operating Data
Net asset value, beginning of period	$29.32	$31.62	$26.11	$14.97	$23.95	$30.00
Income (loss) from investment operations:
Net investment income (loss)[3]	.18 [4]	(.03)	(.08)	.06	.27	.17
Net realized and unrealized gain (loss)	.43	(2.14)	5.59	11.31	(8.72)	(5.91)
Total from investment operations	.61	(2.17)	5.51	11.37	(8.45)	(5.74)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	(.23)	(.43)	(.31)
Distribution from net realized gain	—	(.13)	—	—	—	—
Tax return of capital distribution	—	—	—	—	(.10)	—
Total dividends and/or distributions to shareholders	—	(.13)	—	(.23)	(.53)	(.31)
Net asset value, end of period	$29.93	$29.32	$31.62	$26.11	$14.97	$23.95
Total Return, at Net Asset Value[5]	2.08%	(6.83)%	21.11%	76.23%	(35.00)%	(19.19)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,782	$12,464	$4,248	$45	$25	$41
Average net assets (in thousands)	$13,172	$ 7,141	$ 637	$36	$29	$43
Ratios to average net assets:[6]
Net investment income (loss)	1.28%[4]	(0.11)%	(0.28)%	0.31%	1.60%	1.19%
Total expenses[7]	1.07%	1.14%	1.58%	8.53%	21.62%	6.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	1.05%	1.05%	1.05%	1.05%	1.05%
Portfolio turnover rate	57%	62%	37%	85%	114%	74%

1. April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Net investment income per share and the net investment income ratio include $0.12 and 0.83%, respectively, resulting from a special dividend from Fisher Communications, Inc. in October 2012.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended October 31, 2012	1.07%
Year Ended April 30, 2012	1.14%
Year Ended April 29, 2011	1.58%
Year Ended April 30, 2010	8.53%
Year Ended April 30, 2009	21.62%
Period Ended April 30, 2008	6.24%

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL VALUE FUND	21

NOTES TO FINANCIAL STATEMENTS    Unaudited

1. Significant Accounting Policies

Oppenheimer Global Value Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C, Class I, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class I shares were first publicly offered on August 28, 2012.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

22	OPPENHEIMER GLOBAL VALUE FUND

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended April 30, 2012, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended April 30, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$478,636
No expiration	2,311,100

Total	$2,789,736

As of October 31, 2012, it is estimated that the capital loss carryforwards would be $478,636 expiring by 2016 and $6,412,084 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended October 31, 2012, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

OPPENHEIMER GLOBAL VALUE FUND	23

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$80,073,279

Gross unrealized appreciation	$9,875,628
Gross unrealized depreciation	(3,245,453)

Net unrealized appreciation	$6,630,175

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend

24	OPPENHEIMER GLOBAL VALUE FUND

date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

OPPENHEIMER GLOBAL VALUE FUND	25

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

26	OPPENHEIMER GLOBAL VALUE FUND

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

OPPENHEIMER GLOBAL VALUE FUND	27

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$25,647,729	$—	$—	$25,647,729
Consumer Staples	8,467,861	—	—	8,467,861
Financials	10,929,680	1,510,350	—	12,440,030
Health Care	2,583,150	—	—	2,583,150
Industrials	7,712,997	349,761	—	8,062,758
Information Technology	15,374,139	—	—	15,374,139
Materials	3,473,786	—	—	3,473,786
Telecommunication Services	8,274,597	—	—	8,274,597
Utilities	2,379,404	—	—	2,379,404

Total Assets	$84,843,343	$1,860,111	$—	$86,703,454

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(6)	$—	$(6)

Total Liabilities	$—	$(6)	$—	$(6)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

28	OPPENHEIMER GLOBAL VALUE FUND

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Health Care	$720,229	$(720,229)
Telecommunication Services	1,035,165	(1,035,165)

Total Assets	$1,755,394	$(1,755,394)

*Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended October 31, 2012[1]		Year Ended April 30, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	670,903	$18,507,450	1,757,318	$49,983,311
Dividends and/or distributions reinvested	—	—	4,911	130,641
Redeemed	(567,480)	(15,339,550)	(881,176)	(23,570,500)

Net increase	103,423	$3,167,900	881,053	$26,543,452

Class C
Sold	95,296	$2,583,416	273,303	$7,678,730
Dividends and/or distributions reinvested	—	—	984	25,772
Redeemed	(51,100)	(1,381,561)	(78,630)	(2,173,943)

Net increase	44,196	$1,201,855	195,657	$5,530,559

Class I
Sold	349	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	349	$10,000	—	$—

Class N
Sold	5,717	$154,279	37,720	$1,062,490
Dividends and/or distributions reinvested	—	—	132	3,492
Redeemed	(12,612)	(352,963)	(13,144)	(368,893)

Net increase (decrease)	(6,895)	$(198,684)	24,708	$697,089

OPPENHEIMER GLOBAL VALUE FUND	29

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

3. Shares of Beneficial Interest Continued

	Six Months Ended October 31, 2012[1]		Year Ended April 30, 2012
	Shares	Amount	Shares	Amount
Class Y
Sold	168,802	$4,665,978	483,119	$13,805,910
Dividends and/or distributions reinvested	—	—	1,260	33,607
Redeemed	(100,160)	(2,793,962)	(193,560)	(5,345,194)

Net increase	68,642	$1,872,016	290,819	$8,494,323

1. For the six months ended October 31, 2012 for Class A, Class C, Class N and Class Y shares, and for the period from August 28, 2012 (inception of offering) to October 31, 2012 for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended October 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$51,963,846	$45,152,195

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.80%.

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the six months ended October 31, 2012, the Fund paid $78,263 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The

30	OPPENHEIMER GLOBAL VALUE FUND

Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2012 were as follows:

Class C	$12,918
Class N	2,049

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
October 31, 2012	$22,609	$1,806	$1,194	$1,533

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” will not exceed 1.40% for Class A shares, 2.15% for Class C shares, 0.90% for Class I shares, 1.65% for Class N shares and 1.05% for Class Y shares. During the six months ended October 31, 2012, the Manager waived $1,855, $1, $10 and $1,834 for Class C, Class I, Class N and Class Y shares, respectively.

OPPENHEIMER GLOBAL VALUE FUND	31

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended October 31, 2012, the Manager waived fees and/or reimbursed the Fund $193 for IMMF management fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

32	OPPENHEIMER GLOBAL VALUE FUND

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional

OPPENHEIMER GLOBAL VALUE FUND	33

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Valuations of derivative instruments as of October 31, 2012 are as follows:

Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value
Foreign exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$6

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions
Foreign exchange contracts	$32,662

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies
Foreign exchange contracts	$(1,079)

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

34	OPPENHEIMER GLOBAL VALUE FUND

During the six months ended October 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $340,878 and $234,196, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in

OPPENHEIMER GLOBAL VALUE FUND	35

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

7. Pending Litigation Continued

AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

36	OPPENHEIMER GLOBAL VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

OPPENHEIMER GLOBAL VALUE FUND	37

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Continued

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Randall Dishmon, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load global multi-cap core funds. The Board noted that the Fund’s three-year performance was better than its peer group median although its one-year performance was below its peer group median.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load global multi-cap core funds, global large-cap value funds, and global large-cap growth funds with comparable asset levels and distribution features. After discussions with the Board, the Manager has agreed to voluntarily waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with

38	OPPENHEIMER GLOBAL VALUE FUND

generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 1.40% for Class A shares, 2.15% for Class C shares, 1.65% for Class N shares, 1.05% for Class Y shares, and 0.90% for Class I shares as calculated on the daily net assets of the Fund. This waiver may be amended or withdrawn one year from the date of prospectus. The Board noted that the Fund’s actual management fees were equal to its expense group median and lower than its expense group average. The Fund’s contractual management fees and total expenses were lower than its expense group median and average.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund and whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that, effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly

OPPENHEIMER GLOBAL VALUE FUND	39

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Continued

owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until the earlier of September 30, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all of the surrounding circumstances.

40	OPPENHEIMER GLOBAL VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER GLOBAL VALUE FUND	41

OPPENHEIMER GLOBAL VALUE FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Phillip A. Griffiths, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Mary Ann Tynan, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., President and Principal Executive Officer

Randall C. Dishmon, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2012 OppenheimerFunds, Inc. All rights reserved.

42	OPPENHEIMER GLOBAL VALUE FUND

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

OPPENHEIMER GLOBAL VALUE FUND	43

PRIVACY POLICY    Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

44	OPPENHEIMER GLOBAL VALUE FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RS0687.001.1012 December 21, 2012

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.

The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Value Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	12/11/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	12/11/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	12/11/2012